OTHER LONG-TERM LIABILIITES (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
OTHER LONG-TERM LIABILITIES [Abstract]
Long-term deferred revenues	$ 489	3,047	6,839
Deferred Revenue, Leases, Net, Noncurrent	64	400	2,289
Lease deposit	321	2,000	2,000
Liability arising from an unfavorable contract	4,687	29,199
Total	5,561	34,646	11,128
Proceeds from sale of prepaid land lease	1,208	7,527
Prepaid land lease	$ 5,878	36,622